Debtors-In-Possession Financing (Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member])	5 Months Ended
Jun. 09, 2009
Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Debtors-In-Possession Financing

Note 13.  Debtors-in-Possession Financing

On May 1, 2009, the Debtors filed a motion with the Court seeking approval to enter into a DIP Credit Agreement. The Court granted interim approval of the DIP Credit Agreement on May 4, 2009. Based on such interim approval, on May 5, 2009, the Debtors entered into the DIP Credit Agreement. An amendment to the DIP Credit Agreement was entered into on May 15, 2009. Final approval of the DIP Credit Agreement was granted by the Court on May 20, 2009.

The DIP Credit Agreement provides for borrowings up to an aggregate committed amount of $4,960 million, consisting of a $3,800 million loan facility with the U.S. Treasury, and a $1,160 million loan facility with the EDC ("DIP Credit Facilities"). As additional consideration for the commitments, the Company provided the U.S. Treasury and EDC additional notes equal to $253 million and $77 million, respectively.

The use of proceeds under the DIP Credit Agreement is limited to working capital needs, capital expenditures, the payment of warranty claims and other general corporate purposes of the Debtors, including payments of expenses associated with the administration of the Chapter 11 Proceedings. In addition, $600 million of the funds advanced by the U.S. Treasury under the DIP Credit Agreement were used by the Debtors to make a payment to the USDART pursuant to and in accordance with the Ally MTA, dated as of May 21, 2009, among the U.S. Treasury, the Debtors, Ally and the USDART. Refer to Note 1, Background and Nature of Operations, and Note 23, Subsequent Events, for additional information related to USDART.

The DIP Credit Agreement specifies that interest will accrue at the eurodollar rate, as defined in the DIP Credit Agreement, plus three percent. As of June 9, 2009, the interest rate was five percent. If an event of default occurs and the lenders elect to prohibit the continuation of eurodollar loans, the interest rate shall be the sum of (i) the greater of (a) the prime rate, as published by JPMorgan Chase, (b) the federal funds effective rate, as published by the Federal Reserve Bank of New York, plus one half of one percent or (c) the last available calculation of the eurodollar rate plus one percent, (ii) a two percent increment and (iii) a default premium of five percent.

Borrowings under the DIP Credit Agreement are guaranteed by the Debtors and are secured by security interests in and liens on all presently owned and subsequently acquired assets of the Debtors. Furthermore, the U.S. Treasury and EDC have been allowed a super-priority administrative expense claim.

As of June 9, 2009, the Company had received cash proceeds of $3,014 million from the DIP Credit Facilities. The total amount of principal, including the additional notes, and accrued interest outstanding under the DIP Credit Facilities was $3,344 million and $9 million, respectively as of June 9, 2009. All amounts outstanding on the DIP Credit Facilities, including interest, are due on June 29, 2009.

A subsequent amendment to the DIP Credit Agreement was entered into on June 10, 2009. Refer to Note 23, Subsequent Events, for a discussion of subsequent events.